UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

____________________________________________

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

____________________________________________

Delaware	000-26309	98-0200741
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Office)	(Zip Code)

(843) 390-2500

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Change of Name

        On May 5, 2004, the Registrant filed a Certificate of Amendment of Certificate of Incorporation to change its name from Naturol Holdings Ltd. to Integrated Environmental Technologies, Ltd. A copy of the amendment was attached as an exhibit to Form 10-QSB filed on May 14, 2004.

OTC:BB Symbol Change

        In conjunction with the name change referenced above, on June 4, 2004, the Registrant's OTC:BB trading symbol changed to "IEVM".

Press Release

        On June 17, 2004, the Registrant issued a press release announcing they have contracted with Pentagon Technical Services of Golden, Colorado to provide for the effective demonstration of IET EcaFlo devices in three commercial applications. Pentagon provides technical training, product development and marketing expertise to the petroleum and environmental industries. A copy of the press release is attached hereto as Exhibit 99.

EXHIBITS

99     Press Release, dated June 17, 2004.

______

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

                                                                                By: /S/William E. Prince

                                                                                      William E. Prince, President

Date: June 21, 2004